1
Famous Footwear
Naturalizer
Franco Sarto
LifeStride
Via Spiga
Bass
Etienne Aigner
Dr. Scholl’s Original
Carlos
By Carlos Santana
Nickels Soft
HotKiss
Buster Brown
Shoes.com

Shoes.com

This presentation by Brown Shoe Company, Inc. contains certain forward-looking statements,including without limitation, statements made concerning forward looking guidance on Sales, Operating Earnings and future growth segments of the business. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These include (i) general economic conditions and the consumer’s preferences and purchasing patterns, which may be influenced by consumers' disposable income; (ii) the uncertainties of pending litigation; (iii) intense competition and continuing consolidation within the footwear industry; (iv) political and economic conditions or other threats to continued and uninterrupted flow of inventory from China and Brazil, where the Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (v) the integration of the Bennett business; and (vi) the Company’s ability to successfully implement its plan to strengthen the Naturalizer brand. The Company's reports to the Securities and Exchange Commission contain detailed information relating to such factors. Some of the statements herein, as indicated, speak only as of the date they were initially made. The Company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.
— March 14, 2006

Agenda - NYSE: BWS
1) Reshaping our platform
2) Brown Shoe today
3) 2005 accomplishments
4) Strategies for long-term growth - 2006 Guidance

Reshaped our Platform - 2001 - 2005
5.8%
6.4%
7.6% 7.9%
12.2%
0.0%
2.5%
5.0%
7.5%
10.0%
12.5%
2001 2002 2003 2004 2005-
LTM
Department Store Market
Share Improvement at
Wholesale*
0
500
1,000
1,500
2,000
2001 2002 2003 2004 2005
0
20
40
60
80
Sales and Operating
Earnings Improvement
for BWS (millions $)
Operating
Earnings
0.7%
4.2%
4.8%
5.4% 5.6%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
2001 2002 2003 2004 2005
Operating Margin
Improvement at Famous
Footwear
▪ Net sales increased
$1.76 à $2.29 billion
▪ Operating earnings
$11 à $89 million
▪ Operating margin
approaching 6% at
Famous Footwear
▪ Wholesale market
share in dept. stores
more than doubled
* Reflects NPD Group Reported POS Dollar Volume. 12 Months ending January 2006.
Sales

Brown Shoe Today -- $2.5 Billion in Sales Projected for 2006
Unique wholesale-retail platform. Building our brands and retail concepts to gain market share while delivering style to the consumer.
Department &
Specialty Stores
$650 million
Mass
Merchandisers
$300 million
Specialty
Retail
$250
million
950 retail stores
in the U.S.
$1.3 billion
39% Wholesale
▪ 80 million pairs
▪ 2000 retail
customers
61% Retail
▪ 1300 stores
▪ 120 million consumers
visit our stores/year
▪ 9 e-commerce sites
▪ 30+ million e-visitors/year

$0
$100
$200
$300
$400
$500
$600
Nine West Group
Brown Shoe
Clarks Companies
Steve Madden
VCS Group
Nike
Kenneth Cole Productions
Liz Claiborne
H H Brown
Overview of our Branded Wholesale Business:
* Reflects NPD Group Reported POS Dollar Volume. 12 Months ending January 2006.
Our Rank among Wholesalers
Women’s Fashion Footwear Sales in U.S.
Department Stores*
Ranked by Parent Company
($ in millions)
After Acquisition
Brown Wholesale
Bennett Footwear Group

Bridge
Better
Moderate
Zone
Our Portfolio of Brands
No. 8
No. 9
No. 2
No. 11
No. 3
No. 1
Mass Private Label
* Reflects NPD Group Reported POS Dollar Volume. 12 Months ending January 2006.
No. 3
men;
No. 15
women
No. 11
junior

0

Wal-Mart
Payless
Federated
Footlocker
Famous Footwear
Nordstrom
Kohl's
Finish Line
JC Penny
Target
DSW
Dillard's
Sears
Shoe Carnival
Kmart
% Share of Dollars
* Source: Competitive Shares reported by NPD Consumer Panel Survey, 12 Months ending January 2006.
Our Rank Among Top Footwear Retailers
Share of Footwear Sales by Retailer*
Overview of our Retail Businesses:
No. 1- Family Branded
No. 4- Women's Specialty
No. 3- Internet Footwear

2005 Accomplishments
1) Gained traction at Famous Footwear:
▪ Record 3Q/4Q; Traffic up; Same-store sales up 2.5% for year
2) Acquired Bennett: upscale brands; accretive by $0.17 per share
3) Achieved rebound in key areas of wholesale business: strengthened operating margins
4) Restructured Naturalizer store base: closings completed, same-store sales up 5.1% in Q4 for ongoing stores
5) Doubled e-commerce sales

2005 Financial Accomplishments
1) Sales growth of 18% to $2.3 billion (half from Bennett)
2) EPS $2.17 - up 29% on an adjusted basis* to $3.32
▪ Famous Footwear operating earnings rise 11%
▪ Wholesale operating earnings increased 78%
▪ Bennett delivering as expected
3) Strengthened Balance Sheet and Cash Flow
▪ Inventories down, well managed
▪ Debt-to-cap of 31.5%
▪ Net cash from operating activities of $146.8 million
4) Announced 3-for-2 stock split; Raised dividend 20%
(all EPS data herein is presented on a pre-split basis)
* This is a non-GAAP financial measure. See the Appendix for a Reconciliation of Net Earnings to Adjusted Net Earnings.

Key Strategies for Long-Term Growth:
1) Create differentiation - for our stores, our footwear, our brands
2) Create consumer preference with compelling footwear design & styles
3) Lead in Speed-to-Market - to increase sell-throughs and reduce markdown risk.
4) Build our portfolio of brands
Balance Growth + Investment - delivering earnings performance while investing for the future

2006 Guidance
Annual
▪ Sales up 8% to $2.48 billion
▪ EPS up 50% (8% on adjusted basis*)
▪ Famous Footwear comps of 2 to 3%
▪ Shifting of earnings between Q1/Q2
First Quarter
▪ Sales up 8% to $560-$570 million
▪ EPS double LY (down 30% on
adjusted basis*)
Second Quarter
▪ Sales up 6% to $580-$590 million
▪ EPS double LY (GAAP and adjusted)
2006 Growth drivers include:
▪ Famous Footwear traction
▪ Bennett acquisition
▪ Wholesale "sell-through"
business model
▪ Specialty Retail initiative
▪ E-commerce growth
* This is a non-GAAP financial measure. See the Appendix for a Reconciliation of Net Earnings to Adjusted Net Earnings.

Long-Term Goal - Targeting high single-digit revenue growth
and 10-15% compound earnings growth rate.
Longer term growth drivers:
■ Famous Footwear - creating differentiation with preference to provide the basis for significant door count expansion
■ Wholesale - achieving margin and market share
opportunities via strong, well-differentiated brands.
■ Specialty Retail - building a multi-channel, cost-effective specialty store and e-commerce platform for growing our
brands, while contributing gross margin dollars
■ Platform Efficiency - continuing to reshape our platform to increase our earnings potential

Financial Highlights
&
Appendix

-$0.50
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
2001 2002 2003 2004 2005 2006
Sales and EPS - 2001 to Estimated 2006
Charges and recoveries included in net earnings and EPS for 2003, 2004, 2005 and estimated 2006, are listed in the Reconciliation of
Net Earnings to Adjusted Net Earnings in the Appendix pages.
Sales in Billions Earnings Per Share
Implement
Project IMPACT
$2.48 Billion
$3.35 - $3.45
Estimated Estimated
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
2001 2002 2003 2004 2005 2006
* Includes $1.15
per share of
charges from
closing
unproductive
stores, acquiring
Bennett and
repatriating
foreign earnings.

Debt to Capital Ratio
(Millions of dollars, except for Debt to Capital Ratio)
* Total Debt Obligations include long term debt, borrowings under revolving credit agreement and capital lease obligations. 2005 total debt obligations include additional debt related to the Bennett Footwear acquisition.
** Total Debt Obligations divided by Total Capital
Debt to Capital Ratio 2005 2004 2003 2002 2001
Total Debt Obligations* 200 $ 142 $ 120 $ 152 $ 216 $
Total Shareholders' Equity 434 391 350 292 253
Total Capital 634 $ 533 $ 470 $ 444 $ 469 $
Debt to Capital Ratio** 31.5% 26.6% 26.0% 34.0% 46.0%

Distinct Wholesale Portfolio
Projected for 2006

Famous Footwear -- Sales by category
Based on 12 months ended January 2006
15%
4%
5%
9%
17%
21%
29%
15%
4%
5%
9%
17%
21%
29%
Women’s Women’s
Men’s Men’s
Kid’s Kid’s
Athletic
Athletic
Accessories
Athletic

Net
Earnings EPS
Net
Earnings EPS
Net
Earnings EPS
Net
Earnings EPS
GAAP Results 46.2 $ 2.48 $ 43.3 $ 2.30 $ 41.0 $ 2.17 $ 64.7-66.7 $ 3.35-3.45 $
Special Charges and Recoveries:
Naturalizer Restructuring - - - - 9.2 0.49
Tax Repatriation - - - - 12.0 0.63
Bass Transition Costs - - 3.5 0.18 - - - -
Bond Guarantee Charge - - 2.2 0.12 - - - -
Tax Reserve Recovery - - (1.0) (0.05) - - - -
Environmental Litigation 2.0 0.11 0.4 0.02 - - - -
Canada Factory Closure 2.7 0.14 - - - - - -
Adjusted Earnings 50.9 $ 2.73 $ 48.3 $ 2.57 $ 62.9 $ 3.32 $ 68.7-70.7 $ 3.55-3.65 $
2003 2004
Reconciliation of Net Earnings to Adjusted Net Earnings
2003 - 2006 Estimated
Non-GAAP Financial Measures
In this presentation, the Company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP), and using certain non-GAAP financial measures. In particular, the Company provides historic and estimated future net earnings per diluted share excluding certain charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that are not indicative of the Company’s core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.
2006 Estimated Range
Low - High
Bridge Loan Fee 0.6 0.03
2005
Stock Option Expense 0.20 4.0
-
-
-
-
-
-
Appendix: Schedule 1

Reconciliation of EPS Guidance (GAAP Basis) to EPS Guidance Adjusted to
Exclude Charges (Non-GAAP)
Non-GAAP Financial Measures
In this presentation, the Company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP), and using certain non-GAAP financial measures. In particular, the Company provides historic and estimated future net earnings per diluted share excluding certain charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that are not indicative of the Company’s core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.
Estimated
1st Quarter 2006
1st Quarter
2005
Estimated
2nd Quarter 2006
2nd Quarter
2005
Diluted
EPS (low)
Diluted
EPS(high)
Diluted EPS Diluted
EPS (low)
Diluted
EPS (high)
Diluted EPS
GAAP Earnings $0.45 $0.50 $0.20 $0.55 $0.65 $0.22
Charges / Other Items:
Stock Option Expense 0.05 0.05 - 0.05 0.05 -
Naturalizer Store
Closing Charges
- - - - - 0.09
Tax Repatriation
Charge
- - 0.51 - - -
Bridge Loan Fee - - 0.03 - - -
Total Charges / Items 0.05 0.05 0.54 0.05 0.05 0.09
Adjusted Net Earnings $0.50 $0.55 $0.74 $0.60 $0.70 $0.31
Appendix: Schedule 2

Reconciliation of Operating Earnings to Adjusted Operating Earnings
(in millions) 2005 2004 2003 2002 2001
Operating Earnings 88.6 $ 63.8 $ 72.9 $ 71.7 $ 11.1 $
Special Charges and Recoveries
Naturalizer Restructuring 14.7 - - (0.5) 16.8
Famous Footwear Inventory Write-Down - - - - 16.0
Shared Services Platform Implementation - - - (0.7) 3.5
Famous Footwear New Management Transition - - - - 3.9
Impairment of Shoes.com Goodwill - - - - 1.2
Bass Transition Costs - 5.6 - - -
Bond Guarantee Charge - 3.5 - - -
Environmental Litigation - 0.6 3.1 - -
Canada Factory Closure - - 4.5 - -
Adjusted Operating Earnings 103.3 $ 73.5 $ 80.5 $ 70.5 $ 52.5 $
Non-GAAP Financial Measures
In this presentation, the Company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP), and using certain non-GAAP financial measures. In particular, the Company provides historic operating earnings excluding certain charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that are not indicative of the Company’s core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.
Appendix: Schedule 3

EBITDA* 103.5 $ 95.7 $ 128.9 $
Special Charges
Naturalizer Restructuring - - 14.7
Bass Transition Costs - 5.6 -
Bond Guarantee Charge - 3.5 -
Environmental Litigation 3.1 0.6 -
Canada Factory Closure 4.5 - -
Adjusted EBITDA 111.1 $ 105.4 $ 143.6 $
Reconciliation of Net Earnings to EBITDA* and Adjusted EBITDA
2003 2004
Net Earnings 46.2 $ 43.3 $ 41.0 $
Interest Expense, net
Income Tax Provision
Depreciation and Amortization
9.3 7.5 17.5
17.3 13.0 30.1
30.7 31.9 40.3
* EBITDA represents earnings before interest, taxes, depreciation and amortization.
Non-GAAP Financial Measures
EBITDA and Adjusted EBITDA are not measures of financial perform ance under GAAP, but are used by some investors to determine a company's ability to service or incur indebtedness. EBITDA and Adjusted EBITDA are not calculated in the same manner by all companies and accordingly are not necessarily comparable to similarly entitled measures of other companies and may not be an appropriate measure for performance relative to other companies. EBITDA and Adjusted EBITDA should not be construed as indicators of a company's operating performance or liquidity, and should not be considered in isolation from or as a substitute for net earnings (loss) or cash flows from operations which are prepared in accordance with GAAP. We have presented EBITDA and Adjusted EBITDA solely as supplemental disclosure because we believe they allow for a more complete analysis of results of operations. EBITDA and Adjusted EBITDA are not intended to represent and should not be considered more meaningful than, or as an alternative to, measures of operating performance as determined in accordance with GAAP.
2005
Appendix: Schedule 4